Exhibit 99.1
Investor Presentation

2 Safe Harbor Clause The following statement is made pursuant to the Safe Harbor for forward-looking statements described in the Private Securities Litigation Reform Act of 1995. In these communications, we may make certain statements that are forward-looking, such as statements regarding Terremark's future results and plans, and anticipated trends in the industry and economies in which Terremark operates. These forward-looking statements are the Company's expectations on the day of the initial broadcast of the 3rd quarter conference call, and the Company will make no efforts to update these expectations based on subsequent events or knowledge. These forward-looking statements are based on Terremark's current expectations and are subject to a number of risks, uncertainties, and assumptions, including that our revenue may differ from that projected; that we may be further impacted by slowdowns, postponements, or cancellations in our clients' businesses, or deterioration in our clients financial condition; that our targeted service markets may not expand as we expect; that we may experience delays in the awarding of customer contracts; that our reserves and allowances may be inadequate, or the carrying value of our assets may be impaired; that we may experience increased costs associated with realigning our business, or may be unsuccessful in those efforts and any of the other risks in our Annual Report on Form 10K. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from the results expressed or implied in any forward-looking statements made by the Company in these communications. These and other risks, uncertainties, and assumptions are detailed in documents filed by the Company with the Securities and Exchange Commission. Terremark does not undertake any obligation to revise these forward-looking statements to reflect future events or circumstances.

3 Key Investment Highlights Uniquely positioned in a $8 billion industry expected to nearly double by 2011* Superior business model and differentiated technology creates significant value proposition Highly predictable revenue model with significant flow-through margins Fully funded business plan and sector leading organic growth Focused on execution Source: Gartner Dataquest Insight: Web Hosting, North America, 2005-2011 (November 2007)

4 About Terremark Worldwide Leading operator of carrier-neutral data centers and Internet exchanges Access to >160 global network carriers Built, own and operate advanced top-tier datacenters Leading provider of managed services Complex managed hosting specialists Infinistructure utility computing platform Serving customers worldwide United States Europe Latin America

5 Customers- Focused on Quality Revenue

6 Strong Industry Growth Trends Source: Gartner Dataquest Insight: Web Hosting, North America, 2005-2011 (November 2007) $US in millions

7 World-Class Infrastructure and Technology Platform Top-tier datacenter infrastructure Massive carrier-neutral connectivity Suite of premium managed services Strong , differentiated offering

8 Competitive Landscape Additional Differentiators: SCIF Certified Fiber and Satellite Connectivity Secure Network Operations Center (NOC)

9 Success Stories Manage online tax processing system and other properties Fully clustered architecture with mission- critical availability requirements Flexible scalability requirements to meet seasonal demand Client leverages Terremark's application scalability testing services Six successful tax seasons under Terremark management Awarded business due to network density and power capabilities Network availability is critical to their business, especially during peak sporting events / seasons Terremark provided a flexible bandwidth solution Bursts up to 12Gbps during peak usage Deployed at over 200 watts per square foot Over 1,000 servers today Anchor customer for NAP of the Capital Region Selected Terremark for proven track record of servicing the Federal market Terremark to support select critical infrastructure of CSC's customer requirements in the Federal marketplace Selected NCR the for its carrier-neutral status, massive connectivity, superior design and ideal location

10 Key Growth Drivers Strategic expansion to complement core operations Increase managed services penetration

Expansion will Drive Faster Growth with High Returns NAP of the Capital Region Silicon Valley Facility Systems integrators, government and large enterprise customers realizing benefits of "cosourcing" First pod operational June 2008 Strong sales funnel includes systems integrators, government and large enterprise customers Current executed customer contracts in excess of 20% of Pod 1 space Current demand for better power & cooling underscore need for high quality space Target existing customers including social networking sites, content providers and hosting companies Purchased adjoining property in Santa Clara

12 Focused on Gross Profit per Square Foot Recurring Annual Yield per Sq. Ft. >

13 Quarterly recurring revenue up 97% over last twelve months Quarterly recurring EBITDA up 135% over last twelve months Disciplined capital investment program and expansion underpinned by customer demand Over 90% recurring revenue and average 3-year contracts Over past 8 quarters, approx. 70% of new bookings are from existing customers Approx. 1% churn per quarter Q3 Recurring EBITDA flow-through exceeded 50% Financial Overview Strong organic growth Strong visibility Strong profitability growth Disciplined expansion

14 Financial Growth (1) Guidance Midpoint (2) Pro-forma for Data Return acquisition $ in millions Note: EBITDA, as adjusted, is defined as income / loss from operations add depreciation, amortization and share-based payments, including share- settled liabilities. (1) (1) Recurring EBITDA Flow-through(2) 53% 60% 43%

15 Economics of the Business Strong Profitability Strong Return on Capital

16 Total Bookings Trend $ in millions

17 Terremark Quarterly Revenue and EBITDA $ in millions Note: EBITDA, as adjusted, is defined as income / loss from operations add depreciation, amortization and share-based payments, including share- settled liabilities. * Represents mid-point of guidance range $24.2 $24.7 $30.7 $35.2 $45.4 $50.0 $57.0*

18 Strong Underlying Metrics Q3 FY2007 Q3 FY2008 %Change Total Customers 600 948 58% Cross-connects 5,271 6,578 25% Recurring rev/sq. ft $1,522 $2,213 45% Total space utilization 16.2% 22.0% 36% Built-out space utilization 51.6% 70.0% 36%

19 Fully Diluted Analysis* ($ in millions) * (As of December 31, 2007)

20 Capitalization Shown at face value Includes capital leases

21 Key Investment Highlights Uniquely Positioned Across High Growth Market Segments Differentiated Business Model with Significant Value Proposition Blue-Chip Customer Base Leadership Position in Public Sector Significant Growth Vectors Highly Predictable Revenue Model with Significant Flow-Through Margins Sector Leading Organic Growth Experienced Management Team with Proven Track Record